Exhibit 99.3

Effect of the once-daily long-acting bronchodilator combination umeclidinium/vilanterol (UMEC/VI) and bronchodilator monotherapy on dyspnoea as measured by the transitional dyspnoea index (TDI) in COPD

Poster No. P921

Marc Decramer(1), Antonio Anzueto(2), Nathalie Richard(3), Stephanie Harris(3), Chris Kalberg(3), Alison Church(3)

(1)Respiratory Division, University Hospital, Leuven, Belgium; (2)University of Texas Health, TX, USA;
(3)GlaxoSmithKline, Respiratory and Immuno-Inflammation, Research Triangle Park, NC, USA

Aims

•                 Current guidelines recommend treatment with one or more long-acting bronchodilators for patients with moderate-to-very severe chronic obstructive pulmonary disease (COPD).(1)

•                  The long-acting muscarinic antagonist umeclidinium (UMEC, GSK573719) and the combination of UMEC with the long-acting β2-agonist vilanterol (UMEC/VI) are approved maintenance treatments for COPD in the US and EU.(2),(3) They are not indicated for treatment of asthma.

•                  This study evaluated the effect of fixed-dose combinations of UMEC/VI (125/25 mcg and 62.5/25 mcg) and long-acting bronchodilator monotherapy on dyspnoea in patients with COPD.

Methods

Study design and treatments

•                  Data were pooled from two 24-week, randomised, blinded, double-dummy parallel-group studies (DB2113360, NCT01316900; DB2113374, NCT01316913).

•                  Key eligibility criteria: >40 years of age with a history of COPD; a post-bronchodilator forced expiratory volume in 1 second (FEV1) <70% of predicted; an FEV1/forced vital capacity (FVC) ratio <0.70; and a modified Medical Research Council Dyspnoea Scale (mMRC) score >2.

•                  Following a 7–10 day run-in period, patients in both studies were randomised in a 1:1:1:1 ratio to once-daily UMEC/VI 125/25 mcg (delivering 113/22 mcg), UMEC/VI 62.5/25 mcg (delivering 55/22 mcg), tiotropium (TIO) 18 mcg (delivering 10 mcg) and either VI 25 mcg (delivering 22 mcg; Study DB2113360) or UMEC 125 mcg (delivering 113 mcg; Study DB2113374). All patients received two inhalers for inhalation each morning, one containing placebo and one containing active treatment.

•                  UMEC/VI 125/25 and 62.5/25 mcg, UMEC 125 mcg, VI 25 mcg and corresponding placebo were delivered via ELLIPTA™ dry powder inhaler (DPI). TIO 18 mcg and corresponding placebo capsules were delivered via HandiHaler® DPI. Blinding of TIO was imperfect, as TIO capsules had trade markings and placebo capsules, although closely colour-matched, did not. For each study, there was a total of nine clinic visits.

•                  All patients provided written, informed consent prior to study participation, and studies were conducted in accordance with the Declaration of Helsinki and Good Clinical Practice guidelines.

Endpoints

•                  The primary endpoint was transitional dyspnoea index (TDI) focal score at Day 168, which measures changes in dyspnoea from baseline (possible scores: -9 [major deterioration] to 9 [major improvement]). Baseline dyspnoea index (BDI) scores were assessed at randomisation (Day 1; possible scores: 0 [severe] to 12 [unimpaired]).

•                  Other endpoints included TDI focal score on Days 28 and 84, and the proportion of responders (defined as patients with a TDI score >1) on Days 28, 84 and 168.

Statistical analysis

•                  The primary endpoint was analysed using mixed-model repeated measures analysis and categorical endpoints (e.g. TDI responder) were analysed by visit using logistic regression. The primary treatment comparisons of interest were UMEC/VI doses vs TIO for TDI focal score at Day 168.

Results

Patient demographics and baseline characteristics

•                  A total of 1,692 patients were included in the intent-to-treat population, and 1,351 patients (80%) completed the studies (subjects recruited by Investigator 040688 in Study DB2113360 were excluded because of significant deviations from good clinical practice standards [N=20]).

•                  Patient demographics and baseline characteristics were similar across treatment groups (Table 1).

Table 1. Patient demographics and baseline characteristics

	UMEC/VI 125/25 (N=423)	UMEC/VI 62.5/25 (N=424)	UMEC 125 (N=222)	VI 25 (N=205)	TIO 18 (N=418)
Age, years	63.4 (8.71)	64.1 (8.61)	64.5 (8.33)	63.3 (9.05)	64.1 (8.87)
Males, n (%)	294 (70)	286 (67)	148 (67)	140 (68)	291 (70)
White, n (%)	335 (79)	341 (80)	170 (77)	181 (88)	336 (80)
ICS users, n (%)(a)	213 (50)	196 (46)	124 (56)	82 (40)	208 (50)
mMRC dyspnoea score	2.5 (0.57)	2.4 (0.58)	2.5 (0.66)	2.4 (0.53)	2.4 (0.56)
Pre-bronchodilator FEV1, L(b)	1.227 (0.4554)	1.236 (0.4738)	1.140 (0.4479)	1.324 (0.4907)	1.231 (0.4693)
Post-salbutamol FEV1, L(c)	1.371 (0.4477)	1.378 (0.4832)	1.294 (0.4679)	1.450 (0.4833)	1.367 (0.4694)
Post-salbutamol % predicted FEV1, L(c)	47.1 (12.85)	47.8 (13.20)	46.2 (13.03)	47.8 (12.70)	47.5 (13.22)
Reversible to salbutamol(d), (e) n (%)	139 (33)	119 (28)	75 (34)	51 (25)	106 (26)
Current smokers, n (%)	215 (51)	187 (44)	98 (44)	102 (50)	196 (47)
Smoking pack-years	44.7 (24.60)	46.1 (26.73)	47.6 (27.58)	40.4 (23.35)	47.9 (28.93)
GOLD Stage, n (%)(c)
II	185 (44)	208 (49)	86 (39)	94 (47)	195 (47)
III	186 (44)	165 (39)	106 (48)	87 (43)	169 (41)
IV	49 (12)	49 (12)	29 (13)	21 (10)	51 (12)

All data presented as mean (SD) unless otherwise indicated.

(a)Patients taking ICS medications at screening; (b)UMEC 125/25, n=422; UMEC 62.5/25, n=424; UMEC 125, n=219; VI 25, n=204;  TIO, n=413; (c)UMEC 125/25, n=420; UMEC 62.5/25, n=422; UMEC 125, n=221; VI 25, n=202; TIO, n= 415; (d)UMEC 125/25, n=420; UMEC 62.5/25, n=422; UMEC 125, n=219; VI 25, n=202; TIO, n= 412; (e)defined as an increase in FEV1 of >12% and >0.200 L following administration of salbutamol.

GOLD, Global initiative for chronic obstructive lung disease; ICS, inhaled corticosteroid; SD, standard deviation.

BDI scores

•                  Mean BDI scores were similar across the treatment groups (Table 2).

Table 2. Mean BDI scores

	UMEC/VI 125/25 (N=423)	UMEC/VI 62.5/25 (N=424)	UMEC 125 (N=222)	VI 25 (N=205)	TIO 18 (N=418)
n	418	420	219	202	414
Mean BDI score (SD)	6.0 (1.94)	6.1 (2.00)	6.0 (2.17)	6.3 (2.03)	6.0 (2.07)

TDI scores

•                  Clinically-meaningful least squares (LS) mean TDI scores (>1 unit, demonstrating an improvement in dyspnoea from baseline) were observed for all treatment groups at all assessment visits (Days 28, 84 and 168), with the exception of UMEC 125 on Day 28 (Table 3; Figure 1).

•                  There were no statistically significant differences for either dose of UMEC/VI compared with TIO for TDI score at Day 168 (both doses p>0.05).

•                  Treatment differences for LS mean TDI score favouring both doses of UMEC/VI over TIO were observed at Days 28 and 84 (0.5–0.6 units; p<0.05, nominal; Table 3).

Table 3. Mean TDI score(a) on days 28, 84 and 168

	UMEC/VI 125/25 (N=423)	UMEC/VI 62.5/25 (N=424)	UMEC 125 (N=222)	VI 25 (N=205)	TIO 18 (N=418)
Day 28	n=387	n=391	n=202	n=189	n=381
LS mean TDI score (SE)	1.9 (0.15)	1.8 (0.14)	0.9 (0.21)	1.3 (0.22)	1.3 (0.15)
UMEC/VI 125/25 vs column difference, OR (95% CI)			1.0 (0.5, 1.5)***	0.6 (0.1, 1.1)*	0.6 (0.2, 1.0)**
UMEC/VI 62.5/25 vs column difference, OR (95% CI)			0.9 (0.4, 1.4)***	0.5 (0.0, 1.0)	0.5 (0.1, 0.9)*
Day 84	n=363	n=371	n=183	n=179	n=365
LS mean TDI score (SE)	2.3 (0.15)	2.2 (0.15)	1.8 (0.22)	1.9 (0.23)	1.7 (0.15)
UMEC/VI 125/25 vs column difference, OR (95% CI)			0.5 (0.0, 1.0)	0.4 (-0.2, 0.9)	0.5 (0.1, 1.0)*
UMEC/VI 62.5/25 vs column difference, OR (95% CI)			0.4 (-0.1, 1.0)	0.3 (-0.2, 0.8)	0.5 (0.0, 0.9)*
Day 168	n=331	n=339	n=163	n=159	n=346
LS mean TDI score (SE)	2.6 (0.17)	2.3 (0.17)	1.9 (0.25)	2.1 (0.26)	2.2 (0.17)
UMEC/VI 125/25 vs column difference, OR (95% CI)			0.8 (0.2, 1.4)*	0.6 (0.0, 1.2)	0.4 (-0.1, 0.9)
UMEC/VI 62.5/25 vs column difference, OR (95% CI)			0.4 (-0.2, 1.0)	0.2 (-0.4, 0.8)	0.1 (-0.4, 0.5)

(a)A mean TDI score >1 unit is considered clinically meaningful; *p<0.05; **p<0.01; ***p<0.001 (p-values are nominal and provided for descriptive purposes).

CI, confidence interval; OR, odds ratio; SE, standard error.

Proportion of responders according to TDI score

•                  On Day 168, the odds of being a responder (vs non-responder) were not significantly different for either UMEC/VI 125/25 or UMEC/VI 62.5/25 compared with TIO (Table 4).

•                  However, patients in both UMEC/VI groups had higher odds of being responders compared with TIO at Days 28 and 84 (all p<0.022, nominal).

Table 4. Proportion of responders according  to TDI score

	UMEC/VI 125/25 (N=423)	UMEC/VI 62.5/25 (N=424)	UMEC 125 (N=222)	VI 25 (N=205)	TIO 18 (N=418)
Day 28	n=387	n=391	n=202	n=189	n=381
Responder, n (%)(a)	247 (64)	239 (61)	101 (50)	100 (53)	197 (52)
UMEC/VI 125/25 vs column difference, OR (95% CI)			2.0 (1.4, 2.8)***	1.4 (1.0, 2.1)	1.6 (1.2, 2.2)***
UMEC/VI 62.5/25 vs column difference, OR (95% CI)			1.8 (1.2, 2.5)**	1.3 (0.9, 1.9)	1.5 (1.1, 2.0)**
Day 84	n=390	n=393	n=203	n=191	n=381
Responder, n (%)(a)	233 (60)	235 (60)	111 (55)	114 (60)	195 (51)
UMEC/VI 125/25 vs column difference, OR (95% CI)			1.2 (0.8, 1.7)	1.0 (0.7, 1.5)	1.4 (1.0, 1.9)*
UMEC/VI 62.5/25 vs column difference, OR (95% CI)			1.2 (0.8, 1.8)	1.1 (0.7, 1.5)	1.4 (1.1, 1.9)*
Day 168	n=390	n=393	n=203	n=193	n=382
Responder, n (%)(a)	229 (59)	221 (56)	102 (50)	95 (49)	210 (55)
UMEC/VI 125/25 vs column difference, OR (95% CI)			1.3 (0.9, 1.9)	1.7 (1.1, 2.4)**	1.2 (0.9, 1.5)
UMEC/VI 62.5/25 vs column difference, OR (95% CI)			1.2 (0.8, 1.7)	1.5 (1.0, 2.2)*	1.1 (0.8, 1.4)

(a)Responder: TDI focal score >1 unit at that visit; non-responder: TDI focal score <1 unit or a missing TDI focal score with no subsequent non-missing TDI assessments; *p<0.05; **p<0.01; ***p<0.001 (p-values are nominal and provided for descriptive purposes).

Conclusions

•                  All treatments resulted in clinically-meaningful TDI scores at all study visits (Days 28, 84 and 168), except for UMEC 125 on Day 28.

•                  The primary comparisons of UMEC/VI 125/25 and 62.5/25 mcg with TIO for TDI focal score at Day 168 were not statistically significant.

•                  The odds of being a responder vs a non-responder based on TDI score was higher for patients receiving UMEC/VI compared with TIO at Days 28 and 84, but not at Day 168.

•                  The once-daily combination of UMEC/VI provides an additional treatment option to long-acting bronchodilator monotherapy for management of dyspnoea in COPD.

Reference

(1)         GOLD 2009. Available at: http://www.goldcopd.com [accessed July 2014].

(2)         Anoro Ellipta. Summary of product characteristics. http://www.medicines.org.uk/emc/medicine/28949#INDICATIONS [accessed August 2014].

(3)         Anoro Ellipta. Prescribing information. https://www.gsksource.com/gskprm/htdocs/documents/ANORO-ELLIPTA-PI-MG.PDF [accessed August 2014].

Acknowledgements

•                  MD has received speaker fees from AstraZeneca, GlaxoSmithKline, Boehringer Ingelheim, Novartis and Pfizer, consulting fees from AstraZeneca, Boehringer Ingelheim, Dompé, GlaxoSmithKline, Novartis, Pfizer, Takeda/Nycomed and Vectura, and grant support from AstraZeneca, Boehringer Ingelheim, Chiesi, GlaxoSmithKline and Pfizer. AA has received consultancy and advisory board fees from AstraZeneca, Boehringer Ingelheim, Forest and GlaxoSmithKline. AC, CK, NR and SH are employees of GlaxoSmithKline and hold stocks/shares in GlaxoSmithKline. This study was funded by GlaxoSmithKline (DB2113360, NCT01316900; DB2113374, NCT01316913).

•                  Editorial support (in the form of writing assistance, assembling tables and figures, collating author comments, grammatical editing and referencing) was provided by Ann Marie Galioto, PhD, and Natasha Thomas, PhD, at Fishawack Indicia Ltd, funded by GlaxoSmithKline.

ELLIPTA™ is a trademark of the GlaxoSmithKline group of companies.

HandiHaler® is a registered trademark of Boehringer Ingelheim International GmbH.

Presented at the European Respiratory Society (ERS) Annual Congress, Munich, Germany, 6–10 September, 2014